Exhibit 21.01
SUBSIDIARIES OF THE REGISTRANT

Subsidiary	Jurisdiction of Incorporation
Oracle Argentina, S.A.	Argentina
ACN 075-333596 Pty Ltd	Australia
Hyperion Solutions Australia Pty. Ltd.	Australia
MetaSolv (Australia) Pty. Ltd.	Australia
Oracle Corporation Australia Pty. Limited	Australia
Oracle Australia Holdings Pty. Ltd.	Australia
Oracle Consolidation Australia Pty. Limited	Australia
Oracle Superannuation Pty. Limited	Australia
Vantive Australia Pty Ltd	Australia
G-Log Pty Ltd.	Australia
Siebel Systems Australia Pty. Limited	Australia
SPL WorldGroup Holdings (Australia) Pty Ltd.	Australia
SPL (Australia) Pty Ltd.	Australia
SPL WorldGroup (Australia) Pty Ltd.	Australia
Sidewinder Asia Pacific Pty Ltd.	Australia
Stellent Asia Pty Limited	Australia
Oracle Austria GmbH	Austria
Hyperion Software Solutions Austria GmbH	Austria
Oracle Belgium B.V.B.A./sprl.	Belgium
Oracle BH d.o.o., Sarajevo	Bosnia & Herzogovina
Hyperion Foreign Sales Corporation	Barbados
J.D. Edwards & Company Foreign Sales, Inc.	Barbados
Hyperion Latin America Ltda.	Brazil
SPL WorldGroup Ltda.	Brazil
Oracle do Brasil Sistemas Limitada	Brazil
PSFT (BVI) Holding Corporation	British Virgin Islands
PeopleSoft China Holding Corporation	British Virgin Islands
PSFT C.I. Holdings Ltd.	British Virgin Islands
Hyperion Corporation of Canada Ltd.	Canada
HSC Acquisition Corporation	Canada
Oracle Corporation Canada Inc.	Canada
SPL WorldGroup (Canada) Ltd.	Canada
Steltor Corporation	Canada
Steltor Inc.	Canada
Steltor General Partnership	Canada
WebGain (Nova Scotia) Company	Canada
WebGain Canada Inc.	Canada
Star Acquisition ULC	Canada
Oracle Canada Holdings, Inc.	Canada
Oracle Nova Scotia Company	Canada
Oracle Numetrix Company	Canada
Oracle Systems Limited	Cyprus
Oracle Caribbean, Inc.	Puerto Rico
Oracle International Holding Company	Cayman Islands
PeopleSoft Chile Holdings, Ltd.	Cayman Islands
PeopleSoft C.I. Holdings Ltd.	Cayman Islands
PeopleSoft Columbia Holdings, Ltd.	Cayman Islands
SPL WorldGroup International Ltd.	Cayman Islands
Sistemas Oracle de Chile, S.A.	Chile
Centro de Capacitacion Oracles Ltda.	Chile
Beijing Oracle Software Systems Company Limited	China
Hyperion Solutions China Ltd.	China
Oracle Research and Development Center, Beijing, Ltd.	China
Oracle Research & Development Center, Shenzhen, Ltd.	China
J.D. Edwards Software (Beijing) Co. Ltd.	China

Subsidiary	Jurisdiction of Incorporation
PeopleSoft (Beijing) Software Co. Ltd.	China
Siebel Systems Software (Shanghai) Co., Ltd.	China
Siebel Systems Holdings, LLC.	China
Oracle Colombia Limitada	Colombia
Siebel Systems Columbia Ltda	Columbia
Oracle de Centroamerica S.A.	Costa Rica
Oracle Croatia d.o.o.	Croatia
Oracle Czech s.r.o.	Czech Republic
Siebel Systems Ceska Republica s.r.o.	Czech Republic
Oracle Danmark ApS	Denmark
Hyperion Solutions Denmark Aps	Denmark
Siebel Systems Danmark ApS	Denmark
Oracle Ecuador, S.A. (inactive)	Ecuador
Oracle Egypt Ltd.	Egypt
Hyperion Solutions Nordic OY	Finland
Innobase OY	Finland
Oracle Finland OY	Finland
Oracle France, S.A.S.	France
Hyperion Solutions France SARL	France
MetaSolv Software SAS	France
Retek Information Systems SA	France
SPL WorldGroup S.A.S.	France
Brio Software GmbH	Germany
Decisioneering Europe GmbH	Germany
Hyperion Solutions Deutschland GmbH	Germany
MetaSolv Software GmbH	Germany
Optika Imaging Systems GmbH	Germany
Oracle Deutschland GmbH	Germany
SPL WorldGroup GmbH	Germany
Stellent GmbH	Germany
Oracle Hellas, S.A.	Greece
MetaSolv (Hong Kong) Ltd.	Hong Kong
Oracle Systems Hong Kong Limited	Hong Kong
Oracle Hong Kong Holdings Limited	Hong Kong
Hyperion Solutions (Hong Kong) Ltd.	Hong Kong
J.D. Edwards (Hong Kong) Limited	Hong Kong
PeopleSoft Hong Kong Ltd.	Hong Kong
Siebel Systems Hong Kong Limited	Hong Kong
Siebel Systems Asia Limited	Hong Kong
SPL WorldGroup Hong Kong Limited	Hong Kong
Oracle Hungary Kft.	Hungary
Siebel Systems Hungary Computer Technology Limited Liability Company	Hungary
Hyperion Solutions India Private Limited	India
Oracle India Private Ltd.	India
Oracle Solution Services (India) Private Ltd.	India
i-Flex Solutions Ltd	India
ProfitLogic Software Private Limited	India
J.D. Edwards India Software Pvt. Ltd.	India
PeopleSoft India Private Ltd.	India
Siebel Systems Software (India) Private Limited	India
PT Oracle Indonesia	Indonesia
J.D. Edwards Europe Ltd.	Ireland
Oracle East Central Europe Limited	Ireland
Oracle EMEA Limited	Ireland
Oracle Technology Company	Ireland
Oracle EMEA Holdings	Ireland
PeopleSoft International Limited	Ireland
PSFT Ireland Holding Company	Ireland
PSFT International Limited	Ireland
Eontec Limited	Ireland
Siebel Systems EMEA Limited	Ireland

Subsidiary	Jurisdiction of Incorporation
Siebel Systems Ireland Holdings Limited	Ireland
SPL WorldGroup (Ireland) Limited	Ireland
Siebel Systems Isle of Man Limited	Isle of Man
Oracle Software Systems Israel Limited	Israel
Oracle Demantra R&D Center Israel Ltd.	Israel
Siebel Systems Israel Software Limited	Israel
SPL WorldGroup 2000 Ltd.	Israel
Oracle Italia S.R.L.	Italy
Hyperion Solutions Italia SRL	Italy
SPL WorldGroup S.p.A.	Italy
Stellent S.R.L.	Italy
Oracle Corporation Japan	Japan
Hyperion KK	Japan
Miracle Linux Corporation	Japan
Oracle Information Systems (Japan) K.K.	Japan
Eontec Japan K.K.	Japan
SPL WorldGroup Japan KK	Japan
Siebel Systems (Jersey) Limited	Jersey Isles
Oracle Korea, Ltd.	Korea
Retek International, Inc. (Korea branch)	Korea
J.D. Edwards (Korea), Inc.	Korea
Siebel Systems Korea, Ltd.	Korea
Stellent Information Systems Company Limited	Korea
Oracle Finance S.a.r.l.	Luxembourg
PeopleSoft Luxembourg S.a.r.l.	Luxembourg
SPL Acquisition S.a.r.l.	Luxembourg
Oracle Corporation Malaysia Sdn. Bhd.	Malaysia
Oracle MSC SDN BhD	Malaysia
PeopleSoft Worldwide (M ) Sdn. Bhd.	Malaysia
Siebel Systems Malaysia Sdn. Bhd.	Malaysia
Oracle Global Mauritius Ltd.	Mauritius
Hyperion Solutions Mexico S. de R.L. de C.V.	Mexico
Oracle de Mexico, S.A. de C.V.	Mexico
Stellent S.A. de C.V.	Mexico
Oracle Nederland B.V.	The Netherlands
Oracle Distribution B.V.	The Netherlands
Oracle Licensing B.V.	The Netherlands
Tinoway Nederland B.V.	The Netherlands
Oracle Scheduler BV	The Netherlands
Oracle East Central Europe Services BV	The Netherlands
Oracle UK Finance BV	The Netherlands
Hyperion Solutions Nederland B.V.	The Netherlands
PeopleSoft International BV	The Netherlands
edocs Europe Netherlands BV	The Netherlands
Eontec BV	The Netherlands
SPL WorldGroup B.V.	The Netherlands
SPL WorldGroup (Netherlands) B.V	The Netherlands
Stellent Holding B.V.	The Netherlands
Stellent B.V.	The Netherlands
Oracle Holding Antilles N.V.	Netherlands Antilles
Oracle New Zealand, Ltd.	New Zealand
PeopleSoft New Zealand	New Zealand
SPL WorldGroup (NZ) Ltd	New Zealand
Oracle Software (Nigeria) Limited	Nigeria
Hyperion Solutions AS	Norway
Net4Call AS	Norway
Oracle Norge AS	Norway
Siebel Systems Norge A.S.	Norway
Oracle Systems Pakistan (Private) Limited	Pakistan
Oracle del Peru, S.A.	Peru
Oracle Philippines, Inc.	Philippines
SPL WorldGroup (Philippines), Inc.	Philippines
Oracle Polska, Sp.z.o.o.	Poland
Siebel Systems Polska Sp. z o.o.	Poland
Oracle Portugal—Sistemas de Informacao Lda.	Portugal

Subsidiary	Jurisdiction of Incorporation
Siebel Systems Portugal Soluções de Informação, Lda.	Portugal
Oracle Romania SRL	Romania
Saudi Oracle Limited	Saudi Arabia
Oracle Software and Solution Ltd., Belgrade	Serbia & Montenegro
Hyperion Solutions Asia Pte. Ltd.	Singapore
Hyperion Software Pte Ltd	Singapore
Oracle Corporation Singapore Pte. Ltd.	Singapore
Oracle Corporation (Singapore) Holdings Private Ltd.	Singapore
SPL Pte. Ltd.	Singapore
Stellent Singapore Pte. Ltd.	Singapore
Sunopsis Pte. Ltd.	Singapore
Oracle Slovensko spol. s.r.o.	Slovakia
Oracle Software d.o.o., Ljubljana	Slovenia
Cordaptix Services (Pty) Limited	South Africa
Hyperion Solutions SA Pty. Ltd.	South Africa
Oracle Corporation (South Africa)(Pty) Limited	South Africa
Oracle Empowerment (South Africa) (Pty.) Ltd.	South Africa
Siebel Systems South Africa (Proprietary) Limited	South Africa
J.D. Edwards (Asia Pacific) Pte. Ltd.	Singapore
PeopleSoft Asia Pte. Ltd.	Singapore
Vantive Singapore Pte. Ltd.	Singapore
G-Log Pte Ltd.	Singapore
Siebel Systems Singapore Pte. Ltd.	Singapore
Eontec Singapore Pte. Ltd.	Singapore
Oracle Iberica, S.R.L.	Spain
Hyperion Solutions Iberica S.A.	Spain
Stellent Iberica S.L.	Spain
Hotsip AB	Sweden
Hyperion Solutions Nordic AB	Sweden
Oracle Svenska AB	Sweden
Saida AB	Sweden
Siebel Systems Sverige AB	Sweden
Oracle Software (Switzerland) LLC	Switzerland
Oracle AG	Switzerland
Hyperion Solutions Schweiz AG	Switzerland
Siebel Systems Schweiz GmbH	Switzerland
J.D. Edwards (Taiwan) Pte. Ltd.	Taiwan
PeopleSoft Taiwan Ltd. Co.	Taiwan
Oracle Corporation (Thailand) Co. Ltd.	Thailand
Oracle Bilgisayar Sistemleri Limited Sirketi	Turkey
Arbor Software Limited	UK
Brio Software Ltd	UK
Decisioneering (UK) Ltd.	UK
Hyperion Solutions (UK) Limited	UK
MetaSolv Software UK Limited	UK
MetaSolv Holdings (UK) Limited	UK
Oracle APSS Trustee Limited	UK
Oracle Corporation UK Limited	UK
Oracle Corporation Nominees Limited	UK
Oracle Resources Ltd.	UK
Oracle EMEA Management	UK
Oracle Corporation UK Trustee Company Limited	UK
Orchestream Holdings plc	UK
Retek Information Systems Ltd.	UK
Eon Financial Solutions Limited	UK
Siebel Systems UK Limited	UK
Stellent Limited	UK
Stellent SealedMedia Limited	UK
Stellent Software Limited	UK
ProfitLogic Europe Limited	UK
Sapling Corporation Europe Limited	UK
SPL WorldGroup (UK) Limited	UK
Sidewinder Europe Limited	UK
Tango Sol (UK) Limited	UK
Siebel Systems Middle East FZ-LLC	United Arab Emirates

Subsidiary	Jurisdiction of Incorporation
Oracle Uruguay, S.A.	Uruguay
Oracle de Venezuela, C.A.	Venezuela
PeopleSoft Venezuela S.A.	Venezuela
Oracle Vietnam Pty. Ltd.	Vietnam
Beatware Acquisition Corp	Delaware
Beatware, Inc.	California
Business OnLine, Inc.	Delaware
Collaxa, Inc.	Delaware
Decisioneering, Inc.	Colorado
Delphi Asset Management Corporation	Nevada
Eontec Incorporated	Massachusetts
Graphical Information, Inc.	Florida
Hyperion International Corporation	Delaware
Hyperion Solutions Corporation	Delaware
InterActive WorkPlace, Inc.	Delaware
Istante Software	Delaware
Jade Acquisition Corp.	Delaware
Little Tree Acquisition Corporation	Delaware
MetaSolv, Inc.	Delaware
MetaSolv Software, Inc.	Delaware
MOHR Development, Inc.	Connecticut
Nomadic Systems, Inc.	New Jersey
nQuire Software, Inc.	Minnesota
OIC Acquisition I Corporation	Delaware
OIC Acquisition II Corporation	Delaware
Oracle Americas Investment LLC	Delaware
Oracle Americas Investment 2 LLC	Delaware
Oracle Americas Investment 3 LLC	Delaware
Oracle Acquisition I Corporation	Delaware
Oracle Cable, Inc.	Delaware
Oracle Credit Corporation	California
Oracle Global Holdings, Inc.	Delaware
Oracle Holdings, Inc.	Delaware
Oracle International Corporation	California
Oracle Japan Holding, Inc.	Delaware
Oracle Mauritius Holding Company	Delaware
Oracle Taiwan, Inc.	California
Oracle OTC Holdings LLC	Delaware
Oracle OTC Holdings General Partnership	Delaware
Oracle Systems Corporation	Delaware
Oracle UK Holdings LLC	Delaware
Oracle USA, Inc.	Colorado
Reliaty, Inc.	New Hampshire
RogersGrant Acquisition Corp.	Massachusetts
RSIB, Inc.	Delaware
SealedMedia Inc.	Delaware
Siebel Helpline.com, Inc.	Delaware
Siebel Scholars Foundation	California
Siebel Systems Holdings, LLC	Delaware
Siebel Systems International LLC	Delaware
Siebel Systems International LP	Delaware
Siebel Systems, Inc.	Delaware
SPL WorldGroup Holdings, LLC	Delaware
SPL WorldGroup, Inc.	Delaware
Stellent, Inc.	Minnesota
Stellent Chicago Sales, Inc.	Minnesota
Stellent, Sales, Inc.	Minnesota
Strategic Processing Corporation	Illinois
Tangosol, Inc.	Nevada
The 20-20 Group, Ltd.	Ohio
The Sales Consultancy, Inc.	Texas
Trillium Research, Inc.	Georgia
UpShot Corporation	California